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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): April 28, 2003
                                                        --------------


                        Philadelphia Suburban Corporation
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                    001-06659                 23-1702594
   --------------------         -----------------------      --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

       762 West Lancaster Avenue
        Bryn Mawr, Pennsylvania                           19010-3489
 ----------------------------------------                 ----------
 (Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (610) 527-8000
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)      Exhibits.

        99.1 Press Release, dated April 28, 2003, issued by Philadelphia Suburban Corporation.

Item 9. Regulation FD Disclosure.

The following information and exhibit are being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

                  On April 28, 2003, Philadelphia Suburban Corporation issued a press release announcing that it expects first quarter diluted net income per share to be significantly higher than 2002 levels and also expects to meet the Thomson First Call consensus estimate. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Philadelphia Suburban Corporation


                               By: /s/ Roy H. Stahl
                                   ----------------------------------
                                   Roy H. Stahl
                                   Executive Vice President and General Counsel



Dated: May 1, 2003


                                      -3-
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                                  Exhibit Index


Exhibit
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  99.1      Press Release, dated April 28, 2003, issued by Philadelphia Suburban
            Corporation.